EX-5.d

Perspective Advisors II(SM)(01/07)
                                         JACKSON NATIONAL LIFE
                                          INSURANCE COMPANY(R) [GRAPHIC OMITTED]

FIXED AND VARIABLE ANNUITY APPLICATION (VA410)
                                                  Home Office: Lansing, Michigan
See back page for mailing address.                                   WWW.JNL.COM

USE DARK INK ONLY

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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)           ___ SSN  ___ TIN (include dashes)

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Home Address (Physical Address Required)                                CITY, STATE, ZIP

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Mailing Address (if different from Home Address)                        CITY, STATE, ZIP

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Age      Sex       U.S. Citizen        Phone No. (include area code)           E-Mail Address          Broker/Dealer Account Number
      __ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                ___ SSN  ___ TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)

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Home Address (Physical Address Required)                        CITY, STATE, ZIP           Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                        __ M __ F      __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                          ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)                                CITY, STATE, ZIP           Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                        __ M __ F      __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                          ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)                                CITY, STATE, ZIP           Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)
                                        __ M __ F      __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the
Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 410                                                              V4473 01/07

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__ Non-Tax Qualified                      __ IRA - Individual*                  __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan          __ IRA - Custodial                    __ Direct Transfer
__ HR-10 (Keogh) Plan                     __ IRA - Roth*                        __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)      *Tax Contribution Years and Amounts:  __ Non-Direct Rollover
__ IRA - SEP                                Year:______   $______
__ Other ___________________________        Year:______   $______

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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. ___ Highest Anniversary Value Death Benefit
     3. ___ Combination of Options 1 and 2 above.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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     A. EARNINGS PROTECTION BENEFIT
        __ EarningsMax(R)

     B. CONTRACT ENHANCEMENT OPTION
        __ 2% of first-year premium

     C. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
     Guaranteed Minimum Income Benefit Option
        __ FUTUREGUARD(SM)

     Guaranteed Minimum Withdrawal Benefit (GMWB) Options
        __ SAFEGUARD 7 PLUS(SM)
           (7% GMWB)
        __ AUTOGUARD(SM)
           (5% GMWB with Annual Step-Up)
        __ MARKETGUARD 5(SM)
           (5% GMWB)
        __ LIFEGUARD PROTECTOR ADVANTAGE(SM)
           (5% For Life GMWB with Bonus and Annual Step-Up)
        __ LIFEGUARD PROTECTOR(SM)
           (5% For Life GMWB with Annual Step-Up)
        __ LIFEGUARD PROTECTOR WITH JOINT OPTION(SM) (1, 2)
           (Joint 5% For Life GMWB with Annual Step-Up)
        __ LIFEGUARD PROTECTOR PLUS(SM)
           (5% For Life GMWB with Bonus and 5-Year Step-Up)
        __ LIFEGUARD PROTECTOR PLUS WITH JOINT OPTION(SM) (1, 2)
           (Joint 5% For Life GMWB with Bonus and 5-Year Step-Up)

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1) For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

(2)  For Qualified plans, 100% spousal primary beneficiary designation required.
     Please  ensure the Primary  Beneficiary  section on Page 1  (including  the
     "Relationship to Owner" box) is properly completed.
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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, age 90 (age 70 1/2
                                                                         for Qualified Plans) of the Owner will be used.
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VDA 410                                                                                                          V4473  01/07

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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    If "No", please proceed to the Premium Allocation Section.
                 (If no selection is made, JNL(R) will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program? Select only one.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection
Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section on the following page.
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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY *TOTAL ALLOCATION MUST EQUAL 100%
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196 ___% JNL/AIM Large Cap Growth                                   185 ___% JNL/Mellon Capital Mgmt Consumer Brands Sector
206 ___% JNL/AIM Real Estate                                        189 ___% JNL/Mellon Capital Mgmt Financial Sector
195 ___% JNL/AIM Small Cap Growth                                   188 ___% JNL/Mellon Capital Mgmt Healthcare Sector
114 ___% JNL/Alger Growth                                           190 ___% JNL/Mellon Capital Mgmt Oil & Gas Sector
066 ___% JNL/Credit Suisse Global Natural Resources                 187 ___% JNL/Mellon Capital Mgmt Technology Sector
068 ___% JNL/Credit Suisse Long/Short                               054 ___% JNL/Mellon Capital Mgmt Enhanced S&P 500 Stock Index
115 ___% JNL/Eagle Core Equity                                      173 ___% JNL/Oppenheimer Global Growth
116 ___% JNL/Eagle SmallCap Equity                                  174 ___% JNL/Oppenheimer Growth
150 ___% JNL/FMR Balanced                                           078 ___% JNL/PIMCO Real Return
101 ___% JNL/FMR Mid-Cap Equity                                     127 ___% JNL/PIMCO Total Return Bond
062 ___% JNL/Franklin Templeton Founding Strategy                   106 ___% JNL/PPM America Value Equity
069 ___% JNL/Franklin Templeton Global Growth                       105 ___% JNL/Putnam Equity
075 ___% JNL/Franklin Templeton Income                              148 ___% JNL/Putnam Midcap Growth
064 ___% JNL/Franklin Templeton Mutual Shares                       104 ___% JNL/Select Balanced
208 ___% JNL/Franklin Templeton Small Cap Value                     103 ___% JNL/Select Global Growth
207 ___% JNL/Goldman Sachs Mid Cap Value                            102 ___% JNL/Select Large Cap Growth
076 ___% JNL/Goldman Sachs Short Duration Bond                      107 ___% JNL/Select Money Market
113 ___% JNL/JPMorgan International Equity                          179 ___% JNL/Select Value
126 ___% JNL/JPMorgan International Value                           111 ___% JNL/T. Rowe Price Established Growth
077 ___% JNL/Lazard Emerging Markets                                112 ___% JNL/T. Rowe Price Mid-Cap Growth
132 ___% JNL/Lazard Mid Cap Value                                   149 ___% JNL/T. Rowe Price Value
131 ___% JNL/Lazard Small Cap Value                                 136 ___% JNL/Western Asset High Yield Bond
123 ___% JNL/Mellon Capital Mgmt S&P 500(R) Index                   110 ___% JNL/Western Asset Strategic Bond
124 ___% JNL/Mellon Capital Mgmt S&P(R) 400 MidCap Index            109 ___% JNL/Western Asset U.S. Government & Quality Bond
128 ___% JNL/Mellon Capital Mgmt Small Cap Index
129 ___% JNL/Mellon Capital Mgmt International Index                THE FOLLOWING 12 OPTIONS ARE S&P PORTFOLIOS
133 ___% JNL/Mellon Capital Mgmt Bond Index                         227 ___% JNL/S&P Managed Conservative
145 ___% JNL/Mellon Capital Mgmt Dow(SM) 10                         226 ___% JNL/S&P Managed Moderate
193 ___% JNL/Mellon Capital Mgmt S&P 10                             117 ___% JNL/S&P Managed Moderate Growth
183 ___% JNL/Mellon Capital Mgmt Global 15                          118 ___% JNL/S&P Managed Growth
184 ___% JNL/Mellon Capital Mgmt 25                                 119 ___% JNL/S&P Managed Aggressive Growth
186 ___% JNL/Mellon Capital Mgmt Select Small-Cap                   097 ___% JNL/S&P Retirement Income
224 ___% JNL/Mellon Capital Mgmt JNL 5                              098 ___% JNL/S&P Retirement 2015
079 ___% JNL/Mellon Capital Mgmt JNL Optimized 5                    099 ___% JNL/S&P Retirement 2020
222 ___% JNL/Mellon Capital Mgmt Nasdaq(R) 15                       100 ___% JNL/S&P Retirement 2025
074 ___% JNL/Mellon Capital Mgmt S&P 24                             070 ___% JNL/S&P Disciplined Moderate
223 ___% JNL/Mellon Capital Mgmt Value Line(R) 25                   071 ___% JNL/S&P Disciplined Moderate Growth
096 ___% JNL/Mellon Capital Mgmt Dow Dividend                       072 ___% JNL/S&P Disciplined Growth
225 ___% JNL/Mellon Capital Mgmt VIP                                027 ___% FIXED ACCOUNT OPTIONS
191 ___% JNL/Mellon Capital Mgmt Communications Sector
                                                                             Automatic transfer of funds over a 6-month period is
__ CHECK HERE FOR  AUTOMATIC  REBALANCING.  Only the                         required.  You must attach the Directed Transfer form
Portfolios selected  above will participate in the                           (V4490)
program. The Fixed Account Option is not available
for Automatic Rebalancing.                                          ---------------------------------------------------------------
                                                                               ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE
Frequency: __ Monthly     __ Quarterly                                                   AVAILABLE IN ALL STATES
           __Semi-Annual  __ Annual
                                                                            RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A
Start Date:______________________                                                      NON-DISCRIMINATORY BASIS.

If no date is selected, the program will begin one month/           ---------------------------------------------------------------
quarter/half year/year (depending on the frequency you
selected) from the date JNL applies the first premium
payment.
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VDA 410                                                                                                                 V4473  01/07

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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JNL WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND NEW HAMPSHIRE AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I  consent  ___ I do not  consent  ___ to  electronic  delivery  of  annual  and
semi-annual   reports,   quarterly   and  immediate   confirmation   statements,
prospectuses and prospectus supplements, and related correspondence (except ______________________) from Jackson National Life, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

___ I (We) do not have any existing life insurance policies or annuity contracts.

___  I (We) do have  existing  life  insurance  policies  or annuity  contracts.
     PRODUCER: IF THE APPLICANT DOES HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST PRESENT AND READ TO THE APPLICANT THE NOTICE REGARDING REPLACEMENT (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE NOTICE, SIGNED BY BOTH THE PRODUCER AND THE APPLICANT, WITH THE APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO  IF "YES", COMPLETE THE FOLLOWING.
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

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SIGNATURES
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Owner's Signature                       DATE SIGNED (MM/DD/YYYY)

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STATE WHERE SIGNED                      Joint Owner's Signature

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Annuitant's Signature                   Joint Annuitant's Signature (if other
(if other than Owner)                   than Joint Owner)

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                                                                     Page 4 of 5
VDA 410                                                             V4473  01/07


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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important Note: Complete this certification section only if the applicant answered affirmatively to the Statement Regarding Existing Policies or Annuity
Contracts AND answered "Yes" to EITHER  question 1 or 2 on the Notice  Regarding
Replacement (Form X0512 - state variations may apply).
I certify that:

__ I did not use sales material(s) during the presentation of this JNL product to the applicant.

__ I used only JNL-approved sales material(s) during the presentation of this JNL product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
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PRODUCER/REPRESENTATIVE'S STATEMENT

I have read JNL's  Position With Respect to the  Acceptability  of  Replacements
(XADV5790 - state variations may apply) and ensure that this replacement is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.

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Producer/Representative's Full Name   (First)     (Middle)     (Last)             Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                               Date Signed (mm/dd/yyyy)

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Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                 Contact your home office for program information.
                                   __ Option A   __ Option B
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL Producer/Representative No.

----------------------------------------------------------------------------------------------------------------

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External Account No. (if applicable)            Trade No. (if applicable)

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

ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                     OVERNIGHT MAIL
    JNL(R) Service Center              JNL Service Center
       P.O. Box 17240                 7601 Technology Way
    Denver, CO 80217-0240               Denver, CO 80237

             Customer Care: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 800/943-6761
                           E-Mail: contactus@jnli.com
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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                OVERNIGHT MAIL
     JNL/IMG Service Center       JNL/IMG Service Center
         P.O. Box 30392               1 Corporate Way
       Lansing, MI 48909             Lansing, MI 48951

             Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 517/706-5540
                           E-Mail: contactus@jnli.com
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    -------------------------------------------------------------------------
         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
    -------------------------------------------------------------------------

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VDA 410                                                             V4473  01/07